Defined Asset Funds[SM]

Select Ten Portfolio
International

1996 Japan Portfolio

Series 5

Merrill Lynch

                             Select Ten Portfolio
                                     Japan
                             International Series


The Nikkei 225 Index

The Nikkei 225 Index consists of 225 Japanese companies listed in the first section of the Tokyo Stock Exchange. First published in 1950, the Nikkei is well known both in Japan and worldwide.

The Nikkei 225 Index is published by the Nihon Keizai Shimbun (Japan Economic Journal).

The Nikkei 225 Index is a price-weighted index. This means that the movement of each stock, in yen or dollars, is equally weighted regardless of its market capitalization.

         Today's global marketplace offers many opportunities. Defined Asset Funds' Select Ten Portfolio -- International Series uses a simple investment strategy to help you take advantage of opportunities in selected countries.

Global Opportunities

Many international equity markets, such as Japan's, offer attractive growth potential, which can help investors diversify their portfolios globally.

Japan's economic growth is reflected in the performance of its leading stock market indicator, the Nikkei 225 Index.

A Simple Strategy

The Japan Portfolio seeks total return by investing in approximately equal values of the ten stocks in the Nikkei 225 Index* having the highest dividend yield at the time of the offering (Strategy Stocks). These companies are among the most highly capitalized in Japan.

------------
     *The publisher of the Nikkei 225 Index has not participated in any way in the creation of the Portfolio or in the selection of its stocks nor approved any information included in this brochure.

After one year, the Portfolio will liquidate. You may choose to reinvest your proceeds into the next Portfolio of the then-current Strategy Stocks, if available, at a significantly reduced sales charge, or you can take the cash.

Offers U.S. Investors Some Big Advantages

o Semi-annual dividends. This means investors receive two consolidated checks per year, not 20 for the 10 stocks, and payments are in U.S. dollars.

o Low costs. The minimum purchase is about $250. There is a total sales charge of 2 3/4%.

o Reinvestment. You may choose to reinvest your dividends at a reduced sales charge to compound your income.

o Year-end rollover option. The Japan Portfolio matures in about one year, at which time you'll have an opportunity to reinvest your Select Ten Portfolio into the next Portfolio, if available. Although each Select Ten Portfolio is a one-year fund, we recommend you stay with the Strategy for a minimum of three- to five-years.

Defining Your Risks

At Defined Asset Funds, our goal is to give investors the information they need to make informed decisions. The following are important facts to keep in mind when considering this investment for your portfolio. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o The Portfolio should not be considered a complete investment program, and may be considered speculative.

o The Portfolio may not be appropriate for investors seeking either preservation of capital or high current income, nor would it be suitable for investors unable or unwilling to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equities.

o There can be no assurance that the Portfolio or the Strategy will meet its objectives.

o Total returns on Japanese stocks fluctuate widely, and the value of your investment will change with the prices of the underlying stocks and currency exchange rates. In addition, there is no guarantee that dividend rates will be maintained or that stock prices or currency exchange rates will not decline.

o The Portfolio's exposure to the Japanese yen is not hedged.

o The Strategy Stocks may have higher yields because they or their industries are experiencing financial difficulty or are out of favor.


Time-Tested Track Record

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy since 1976 to see how it had performed. The chart below illustrates past performance of the Nikkei 225 Index and the Strategy Stocks. Although this is no guarantee of future results, as you can see the results are compelling.

[GRAPH entitled "Suppose you had invested $10,000 in the Strategy in 1976?"]

There can be no assurance that the Portfolio or Strategy will meet its objective. The performance of the Strategy is a hypothetical example of how the Japan Portfolio could have performed if its Strategy had been employed since 1976. The chart assumes that all dividends during a year are reinvested at the end of that year. It does not reflect sales charges, commissions, expenses or taxes. The back cover discusses the significant effects that the exchange rate of the Japanese yen relative to the U.S. dollar can have on Portfolio performance.

It's important to note that actual performance of the Portfolio will differ from the Strategy Stocks because the Portfolio has sales charges and pays brokerage commissions and expenses. Strategy Stocks figures are generally annual figures based on December 31 closing sale prices, while the Portfolio are established and liquidated at different times during the year. The Portfolio will normally purchase and sell stocks at prices and currency exchange rates different from the closing price and currency exchange rate used in determining the Portfolio's unit price. In addition, the Portfolio is not fully invested at all times and all stocks may not be weighted equally.


Select Ten Portfolio - International Series 5 - 1996 Japan*

                                                                     Current
                                                                     Dividend
         Name of Issuer                                              Yield+

1.       Tonen Corporation                                            2.05%
2.       Chubu Electric Power Company, Inc.                           1.70
3.       Kansai Electric Power Company, Inc.                          1.67
4.       Tokyo Electric Power Company, Inc.                           1.53
5.       Fuji Electric Company, Ltd.                                  1.24
6.       Mitsubishi Electric Corporation                              1.21
7.       Toyobo Company, Ltd.                                         1.15
8.       Fujita Corporation                                           1.14
9.       Osaka Gas Company, Ltd.                                      1.14
10.      Tokyo Gas Company, Ltd.                                      1.13

*        Initial date of deposit - October 31, 1996.

+ Current Dividend Yield for each security was calculated by adding the most recent interim and final dividends declared on the security and dividing the result by its market value as of the close of trading on October 31, 1996.

The Portfolio may not necessarily reflect the research opinions or any buy or sell recommendation of any of the Sponsors.

Historical Performance of Strategy Stocks

If the Strategy had been followed in each of the last 20 years, investors would have generally achieved a higher total return than by investing in the entire Nikkei 225 Index.

The table below illustrates how the Strategy would have performed on a theoretical basis from January 1, 1976 through September 30, 1996.* The returns shown represent past performance of the Nikkei 225 Index and Strategy Stocks, and are no guarantee of future results. The figures do not reflect the Portfolio's sales charges, commissions, expenses, or reinvestment of dividends.

Strategy Illustration*

January 1, 1976 - September 30, 1996

                     Nikkei 225 Index              Strategy Stocks
Year                 Total Return                  Total Return

1976                      21.93%                        10.57%
1977                      21.55                         54.28
1978                      55.32                         72.10
1979                     -10.00                         -0.89
1980                      29.47                         38.93
1981                       2.20                         18.44
1982                      -0.77                         -2.54
1983                      27.08                         31.04
1984                       8.92                          3.11
1985                      44.19                         53.01
1986                      83.78                         77.83
1987                      50.71                         93.67
1988                      36.57                         63.04
1989                      12.80                         22.96
1990                     -34.79                        -40.99
1991                       5.56                          6.90
1992                     -25.76                        -16.17
1993                      15.94                         21.52
1994                      28.30                         27.99
1995                      -2.30                         -4.98
1/1-9/30/96                1.25                         -0.18

Average**                 14.76%                        20.97%

Changes in the exchange rates of the Japanese yen relative to the U.S. dollar affected these figures significantly. These changes ranged from -23% in 1979 to +23% in 1987 and averaged +4.61% annually over the last 20 years. There can be no assurance that such appreciation will continue during the life of the Portfolio or successive rollover Series.

* After Portfolio sales charges and expenses, a Portfolio would have outperformed the index in 12 of the 20 years.

** Average annual total returns represent the annual rate of price appreciation, plus dividends reinvested at the end of each year.

Defining Your Cost

Low Initial Sales Charge/
Reduced Charge for Rollovers

As illustrated in the chart below, first-time investors pay a 1% maximum sales charge when they buy. In addition, a deferred sales charge of $1.75 per 1,000 units will be deducted from the Portfolio's net asset value each month over the last ten months of the Portfolio's life ($17.50 total). This deferred method of payment keeps more of your money invested over a longer period of time.


                                                           As a % of
                                       Amount per        Public Offering
Amount Purchased                       1,000 Units             Price

Maximum Initial Sales Charge           $10.00                  1.00%

Deferred Sales Charge                  $17.50                  1.75%
                                       =================================

Your Sales Charge                      $27.50                  2.75%


After a year, should you reinvest proceeds of your investment into a new Portfolio, you will not be subject to an additional 1% initial sales charge, just the $17.50 deferred fee. If you sell your investment before maturity, the remaining deferred sales charge and, in the secondary market, a charge to reflect the estimated costs of liquidating securities to meet cash redemptions, will be deducted.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

                             Deferred Sales        Total Sales Charge
                               Charge per             as a % of the
Amount Purchased               1,000 units       Public Offering Price

Less than $50,000                $17.50                  2.75%

$50,000 to $99,999               $17.50                  2.50%

$100,000 to $249,999             $17.50                  2.00%

$250,000 or more                 $17.50                  1.75%

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will reflect the actual amount paid to you (not including the deferred sales charge and the charge for organizational expenses).
Accordingly, you should not increase your tax basis in your units by the deferred sales charge and the charge for organizational expenses.